OPTION AGREEMENT
          Polypore International, Inc., a Delaware corporation (the “Company”), pursuant to its 2006 Stock Option Plan (the “Plan”), hereby grants to the Holder Annual Performance Vested Options and Cumulative Performance Vested Options to purchase the number of shares of Stock set forth below. The Annual Performance Vested Options and Cumulative Performance Vested Options (collectively, the “Performance Vested Options”), as well as any Prior Options (the Prior Options and the Performance Vested Options are sometimes collectively referred to hereafter as the “Options”) are subject to all of the terms and conditions set forth in this option agreement (this “Option Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:	June 15, 2006

Number of Shares Subject to Annual Performance Vested Options:		[1]

Number of Shares Subject to Cumulative Performance Vested Options:		[2]

Exercise Price of Performance Vested Options:	$772.46

Expiration Date of Performance Vested Options:	June 15, 2016

Vesting Schedule:

Annual Performance Vested Options:	Annual Performance Vested Options shall vest in accordance with Section 5(f)(ii)(1) and (3) of the Plan.

Cumulative Performance Vested Options:	Cumulative Performance Vested Options shall vest in accordance with Section 5(f)(ii)(2) and (3) of the Plan.

[1]	Insert number of shares representing 50% of the total grant size.

[2]	Insert number of shares representing 50% of the total grant size.

Prior Options:	As a condition of the grant of Annual Performance Vested Options and Cumulative Performance Vested Options under this Option Agreement, Holder and Company hereby acknowledge and agree that, as of the Effective Date, (i) all Prior Unvested Options granted to Holder, if any, shall be deemed cancelled, and of no further force or effect; and (ii) all Prior Vested Options previously granted to Holder, if any, shall no longer be subject to the terms and conditions of the Company’s 2004 Stock Option Plan or, except as provided in the next sentence, the option agreement entered into in connection therewith, and shall instead be deemed “Options” for all purposes under the Plan and under this Option Agreement and be subject to the terms and conditions contained in each. This paragraph shall have no effect as to the number of shares of Stock subject to, and the exercise price and Expiration Date applicable to, any Prior Vested Option granted to Holder, subject to any subsequent adjustment applicable to all Options as permitted under the Plan.

Exercise of Options:	To exercise a vested Option in whole or in part, the Holder (or his or her authorized representative) must give written notice to the Committee, stating the number of shares of Stock with respect to which he or she intends to exercise the Options. The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(e) of the Plan, which Section 5(e) is incorporated herein by reference and made a part hereof.
Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 13 of the Plan.

Termination of Employment or Service:	Section 5(h) of the Plan regarding treatment of Options upon termination of the Holder’s employment or service is incorporated herein by reference and made a part hereof.

Restrictions on Stock:	Section 6 of the Plan regarding restrictions on Stock acquired upon exercise of an Option is incorporated herein by reference and made a part hereof.

Repurchase Rights:	Section 7 of the Plan regarding the Repurchase Rights is incorporated herein by reference and made a part hereof.

Additional Terms:	Options shall be subject to the following additional terms:
•	Options shall be exercisable in whole shares of Stock only.

•	Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires.

•	This Option Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Company, the Employer or any of their respective Affiliates.

•	This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•	This Option Agreement shall constitute written notice to the Holder that the Committee has consented, and the Holder is permitted, to transfer the Options, or the Stock acquired upon the exercise of the Options, for legitimate estate planning -purposes, including any transfer by the Holder of all or any portion of his or her shares of Stock or Options (i) to or for the benefit of any spouse, child or grandchild of the Holder, or (ii) to a trust or partnership for the benefit of any of the foregoing, including transfers by will or the laws of descent and distribution.

Representations and Warranties of	Holder hereby represents and warrants to the Company that:
Holder:
•	Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to an exemption from such registration and qualification based in part upon such Holder’s representations contained herein;

•	Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the Federal -securities laws or unless an exemption from such registration is available; and

•	Holder is prepared to hold the shares of Stock for an indefinite period and that Holder is aware that

Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.
THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS OPTION AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE OPTION AGREEMENT AND THE PLAN. UPON EXECUTION BY THE HOLDER, THE COMPANY, ON BEHALF OF ITSELF AND ITS AFFILIATES AND THE COMMITTEE, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS OPTION AGREEMENT AND THE PLAN.

POLYPORE INTERNATIONAL, INC.		HOLDER

By:
	Signature	Signature

Title	:	Date:
Date:

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